EGA EMERGING GLOBAL SHARES TRUST

Supplement dated November 24, 2014 to the Prospectus dated July 29, 2014 for each of the following series (each, a “Fund” and, collectively, the “Funds”) of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares EM Dividend High Income ETF	EMHD
EGShares Emerging Markets Dividend Growth ETF	EMDG

The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of the Funds, which are each a series of the Trust.  None of the other series of the Trust are being liquidated.  The Board has determined that closing and liquidating the Funds is in the best interests of the Funds and their shareholders.

Beginning immediately, through the close of trading on the NYSE Arca on December 24, 2014, the Funds will undertake the process of closing down and liquidating their respective portfolios.  This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with each Fund’s investment objective and strategies.

The Funds will not accept creation unit orders from authorized participants after December 17, 2014.  Trading on the NYSE Arca for the shares of the Funds will be suspended prior to the open of business on Friday, December 26, 2014.  The final date of trading on the NYSE Arca for the Funds will be Wednesday, December 24, 2014.  Shareholders may sell their holdings on or before Wednesday, December 24, 2014 and may incur customary brokerage charges.  Shareholders who do not sell their holdings on or before Wednesday, December 24, 2014 will receive cash equal to the amount of the net asset value of their shares.  These payments may be taxable and will include any accrued capital gains and dividends.  The Funds’ investment adviser, Emerging Global Advisors, LLC, will bear all legal and administrative expenses associated with the liquidation and closure of each Fund.  In addition, each Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Funds to shareholders of record as of the close of trading on the NYSE Arca on Wednesday, December 24, 2014.

Effective December 25, 2014, all references to the Funds will be deemed to have been removed from the Prospectus.

For additional information regarding the liquidation, shareholders of the Funds may call 1-888-800-4347.